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                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 2004

                           SCBT FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       South Carolina               001-12669              57-079935
      (State or other        (Commission File Number)    (IRS  Employer
jurisdiction of incorporation)                         Identification No.)

                  520 Gervais Street
               Columbia, South Carolina             29201-3046
        (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175


          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure.

     On March 4, 2004, SCBT Financial Corporation issued a press release announcing that it anticipates that its common stock will begin trading on the NASDAQ Stock Market on Tuesday, March 9, 2004. The press release is attached as
Exhibit 99.1 to this Current Report on Form on 8-K.





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     Statements included in this Current Report on Form 8-K that are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. First National Corporation cautions readers that forward-looking statements are estimates reflecting the best judgement of FNC's senior management or directors based on current information, and are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                                    SCBT FINANCIAL CORPORATION


March 4, 2004                                By:    /s/ Richard C. Mathis
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                                                    Richard C. Mathis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index

Exhibit No.                                    Description of Exhibit
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  99.1                                         Press Release dated March 4, 2004